Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K for the year ended December 31, 2024 (the “Report”) of Chicago Atlantic Real Estate Finance, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Peter Sack, the Co-Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 12, 2025
	By:	/s/ Peter Sack
Peter Sack Co-Chief Executive Officer and Director (Principal Executive Officer)